EXHIBIT 10.5
EXECUTION COPY

FOURTH WAIVER
TO RESTRUCTURING SUPPORT AGREEMENT
Fourth Waiver to Restructuring Support Agreement (this “Waiver”), dated as of June 10, 2016, to that certain Restructuring Support Agreement made and entered into as of January 10, 2016, as amended by the First Amendment to Restructuring Support Agreement, dated as of February 25, 2016, the Second Amendment to Restructuring Support Agreement, dated as of March 28, 2016, and the Third Amendment to Restructuring Support Agreement, dated as of April 26, 2016 (the “Restructuring Support Agreement”), by and among (i) the parties signatory thereto which are lenders under the First Lien Credit Agreement (each such party a “Consenting Lender”, and collectively, the “Consenting Lenders”), (ii) Arch Coal, Inc., a Delaware corporation (“Arch Coal”), and (iii) each of the subsidiaries of Arch Coal signatory thereto (collectively with Arch Coal, the “Company”). Capitalized terms used in this Waiver and not otherwise defined shall have the meanings set forth in the Restructuring Support Agreement.
RECITALS
WHEREAS, Arch Coal, the other guarantors party thereto, the lenders party thereto (including the Consenting Lenders) and Wilmington Trust, National Association, as successor term loan administrative agent and successor collateral agent under the First Lien Credit Agreement (the “First Lien Agent”) have entered into the First Lien Credit Agreement;
WHEREAS, pursuant to the Restructuring Support Agreement, the Parties thereto agreed to support a Restructuring that is to be implemented through the Plan;
WHEREAS, the Company has requested a waiver or limited waiver, as applicable, of certain Consenting Lender Termination Events under Section 5.02(g) of the Restructuring Support Agreement; and
WHEREAS, the parties hereto have agreed to provide a waiver or limited waiver, as applicable, of such Consenting Lender Termination Events.
AGREEMENT
NOW THEREFORE, for and in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Waiver and Limited Waivers of Consenting Lender Termination Events. Effective as of the Waiver Effective Date (as defined below), the Consenting Lenders party hereto hereby waive the following:
(a)    Any Consenting Lender Termination Event set forth in Section 5.02(g)(iii) of the Restructuring Support Agreement solely to the extent arising out of the failure of the Company to obtain, prior to ninety (90) days after the Petition Date, entry of the RSA Assumption Order by the Bankruptcy Court; provided that it shall be a Consenting Lender Termination Event if the

Company fails to obtain, prior to [June 23], 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, entry of the RSA Assumption Order, in form and substance reasonably satisfactory to the Majority Consenting Lenders and otherwise in accordance with the Restructuring Support Agreement; and
(b)    Any Consenting Lender Termination Event set forth in Section 5.02(g)(vi) of the Restructuring Support Agreement solely to the extent arising out of the failure of the Company to file, no later than ninety (90) days after the Petition Date, the Plan and Disclosure Statement.
(c)    Any Consenting Lender Termination Event set forth in Section 5.02(g)(vi) of the Restructuring Support Agreement solely to the extent arising out of the failure of the Company to obtain, no later than ninety (90) days after the filing of the Plan, approval of the Disclosure Statement; provided that it shall be a Consenting Lender Termination Event if the Company fails to obtain, prior to [June 23], 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, Bankruptcy Court approval of the Disclosure Statement.
SECTION 2.    Compliance with Restructuring Support Agreement. As of the Waiver Effective Date, each of the parties hereto represents and warrants, severally and not jointly, to each other party that (i) it is in compliance with all of the terms and provisions set forth in the Restructuring Support Agreement (as modified by this Waiver) and (ii) no material breach has occurred and is continuing under the Restructuring Support Agreement.
SECTION 3.    Effect of Waiver on the Restructuring Support Agreement. Except as specifically waived hereby, the terms and provisions of the Restructuring Support Agreement are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation. No reference to this Waiver need be made in any notice, writing or other communication relating to the Restructuring Support Agreement, and any such reference to the Restructuring Support Agreement shall be deemed a reference thereto as modified by this Waiver. This Waiver shall be limited precisely as written and, except as expressly provided herein, shall not be deemed or construed (i) to be a consent granted pursuant to, or a waiver (except for the specific waivers set forth above), modification or forbearance of, any term or condition of the Restructuring Support Agreement, any of the instruments or agreements referred to therein or a waiver of any breach under the Restructuring Support Agreement, whether or not known to the First Lien Agent or any of the Consenting Lenders, or (ii) to prejudice any right or remedy which the First Lien Agent, any Consenting Lender or the Company may now have or have in the future under or in connection with the Restructuring Support Agreement, or any of the instruments or agreements referred to therein, as applicable.
SECTION 4.    Effectiveness of This Waiver. This Waiver shall become effective and binding on each Party on the date (such date, the “Waiver Effective Date”) counsel to the parties hereto have received signature pages hereto signed by the Consenting Lenders constituting Majority Consenting Lenders.
SECTION 5.    Governing Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW

PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.
SECTION 6.    Counterparts; Electronic Execution. This Waiver may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Delivery of an executed copy of this Waiver shall be deemed to be a certification by each person executing this Waiver on behalf of a party hereto that such person and party hereto has been duly authorized and empowered to execute and deliver this Waiver and each other party hereto may rely on such certification. Delivery of any executed signature page of this Waiver by telecopier, facsimile or electronic mail shall be as effective as delivery of a manually executed signature page of this Waiver.
SECTION 7.    Reference to Restructuring Support Agreement. All references to the “Restructuring Support Agreement”, “hereunder”, “hereof” or words of like import in the Restructuring Support Agreement shall mean and be a reference to the Restructuring Support Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.
SECTION 8.    Breach of Waiver. This Waiver shall be part of the Restructuring Support Agreement and a breach of any representation, warranty or covenant herein shall constitute a breach under the Restructuring Support Agreement, without the giving of notice or the passage of time.
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Signatures on next page].

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed and delivered this Fourth Waiver to Restructuring Support Agreement as of the date hereof.

Acknowledged and agreed:
ARCH COAL INC., on behalf of itself and each of the Guarantors

By:	/s/ Robert G. Jones
Name: Robert G. Jones
Title: Senior Vice President-Law, General Counsel & Secretary

[Signature Page to Fourth Waiver to Restructuring Support Agreement]